CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$7,000,000.00	12-28-2012	06-30-2013	129100054	41		JHO	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "****" has been omitted due to text length limitations.

Borrower: SOLAR POWER, INC.
2240 Douglas Blvd., Suite 200
Roseville, CA 95661

Lender: CATHAY BANK, a California Banking Corp.
HIGH TECHNOLOGY DIVISION
20111 STEVENS CREEK BLVD., #200
CUPERTINO, CA 95014

Principal Amount: $7,000,000.00

Date of Agreement: December 28, 2012

DESCRIPTION OF EXISTING INDEBTEDNESS. This is a modification of that certain $9,000,000.00 Promissory Note dated December 23, 2011 (the "Note") executed by the undersigned. The Note is subject to a Change In Terms Agreement dated June 15, 2012, together with any and all extensions, renewals, modifications, refinancings, substitutions, replacements, or consolidations thereof.

The Note is additionally subject to all the terms and conditions of a Business Loan Agreement dated June 15, 2012 and a Modification of Business Loan Agreement of even date herewith and any and all replacements and modifications thereof.

DESCRIPTION OF COLLATERAL. The Note continues to be secured by property as described in a UCC Financing Statement.

DESCRIPTION OF CHANGE IN TERMS. For good and valuable consideration, Borrower and Lender hereby agree to modify the Note as follows:

1. The Principal Amount of the Note is changed to $7,000,000.00.

2. The Payment provision is changed in its entirety as follows: Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 5 principal payments of $500,000.00 each and one final principal and interest payment. Borrower's first principal payment is due JANUARY 31, 2013, and all subsequent principal payments are due on the last day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning JANUARY 31, 2013, with all subsequent interest payments to be due on the last day of each month after that. Borrower's final payment due JUNE 30, 2013, will be for all principal and all accrued interest not yet paid.

3. The interest rate to be applied to the unpaid principal balance of the Note will be changed to 2.000 percentage points over the Index effective as of December 28, 2012.

4. The Interest Rate Floor is changed to 6.000% effective as of December 28, 2012.

5. The Line of Credit paragraph on Page 2 is hereby deleted in its entirety.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

SOLAR POWER, INC.

By: ______________________________
Authorized Signer for SOLAR POWER, INC.